EXHIBIT 10.27
CONFIDENTIAL TREATMENT
[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.
ADDENDUM TWELVE
TO THE
SOFTWARE LICENSE AGREEMENT
BETWEEN
DELL PRODUCTS LP
AND
COMMVAULT SYSTEMS, INC.
This Addendum Twelve (the “Addendum”) to the Software License Agreement dated December 17, 2003 (the “Agreement”), is entered into by and between Dell Global BV (Singapore Branch) incorporated in The Netherlands with limited liability, operating through its Singapore branch on behalf of itself and the subsidiaries and affiliates of Dell Inc. (hereinafter “Dell”), and CommVault Systems, Inc., (hereinafter “CommVault”), a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter “Licensor”) and is effective as of the 23rd day of June, 2009 (the “Effective Date”).
WHEREAS, the parties intend to amend Addendum Eleven to allow Dell to sell multi-year support at the time of initial sale of the Licensed Products to the End User;
NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and CommVault agree as follows:
The following section shall be added to Addendum Eleven:
4. Multi-Year Software Update Protection Rights.
For each software sku listed in Exhibit A, Dell shall have the right to resell Maintenance Protection contracts of multiple years in duration to Dell’s end customers (“Multi-Year Maintenance Protection”). The initial support cost for a Multi-Year Maintenance Contract, or the renewal cost thereof, shall equal the Annual Maintenance Protection royalty cost in Column D for the applicable sku multiplied by the number of the years of the contract.
As an example, if Dell resells a 3-year Maintenance Protection contract for SKU1 in Exhibit A at the initial point of sale, the applicable support cost shall equal:
3 x $[***] = $[***]
As a second example, if Dell sells an after point of sale renewal for a 2-year Maintenance Protection contract for SKU10 in Exhibit A, the applicable renewal support cost shall equal:
2 x $[***] = $[***]
Initial-year Maintenance Protection services shall commence on the effective date of the Dell order as specified in Dell’s D3 “Value Chain” System and shall continue until one (1) year thereafter. Multi-Year Maintenance Protection services shall commence on the effective date of the Dell order as specified in Dell’s D3 “Value Chain” System and shall continue thereafter until the number of years for which the contract is applicable have expired. As an example, a 3-Year Maintenance Protection contract shall commence on the effective date of the Dell order as specified in Dell’s D3 “Value Chain” System and shall continue until three (3) years thereafter.
Dell Confidential

CONFIDENTIAL TREATMENT
[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.
SIGNATURE PAGE
IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives effective as of the date first set forth above.

COMMVAULT SYSTEMS, INC.			DELL GLOBAL BV (SINGAPORE BRANCH)

By:	/s/ David R. West		By:	/s/ Richard A. Conrad

	Name:	David West		Name:	Richard A. Conrad
	Title:	VP, Marketing & Business Devel.		Title:	Vice President, Worldwide Procurement, SDC
Date: June 26, 2009			Date: June 26, 2009
Dell Confidential

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